UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024 ( April 18, 2024 )

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On April 18, 2024, Energy Fuels Inc. (the “Company”) entered into amended and restated employment agreements with Mark S. Chalmers, the Company’s President and Chief Executive Officer (“Mr. Chalmers”) and David C. Frydenlund, the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary (“Mr. Frydenlund”), each having an effective date of April 10, 2024, being the date when such agreements were approved by the Company’s Board of Directors. The material terms of the employment agreements are set forth below.

Mark S. Chalmers

On April 18, 2024, Mr. Chalmers entered into an Amended and Restated Employment Agreement (the “Chalmers Agreement”), effective as of April 10, 2024, pursuant to which Mr. Chalmers will continue to serve as the President and Chief Executive Officer of the Company. The Chalmers Agreement has a term ending on April 15, 2026 (the “Chalmers Planned Expiration Date”) unless Mr. Chalmers and the Company agree to an extension.

Pursuant to the Chalmers Agreement, Mr. Chalmers will receive an annual base salary of US$621,456, subject to review and increase at the discretion of the Company. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 85% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 120% of his base salary.

The Company may terminate the Chalmers Agreement for just cause, without just cause or in the event of a disability. Mr. Chalmers may terminate his employment for "good reason" upon occurrence of the events specified in the Chalmers Agreement.

In the event Mr. Chalmers’s employment is terminated by the Company without just cause or upon a disability, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.99 times the sum of his base salary and the Target Cash Bonus (as defined in the Chalmers Agreement) for the full year in which the date of termination occurs, plus all accrued obligations, less required withholdings. The estimated amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of US$3,125,076.

In the event of a change of control, Mr. Chalmers’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under the Chalmers Agreement, then Mr. Chalmers will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Chalmers’s employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Chalmers’s employment is terminated without just cause or by reason of disability, or Mr. Chalmers elects to resign for good reason, then all of Mr. Chalmers’s unvested restricted stock units (“RSUs”) will automatically vest and be settled, all of Mr. Chalmers’s unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable for 90 days following termination, and Mr. Chalmers’s stock appreciation rights (“SARs”) will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Chalmers in the case of termination upon a change of control would be a cash payment in the amount of $3,125,076, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $1,292,999, totaling $4,418,076, assuming that the triggering event took place on December 31, 2023.

If Mr. Chalmers retires from the Company on the Chalmers Planned Expiration Date, all of Mr. Chalmers’s unvested stock options will automatically vest and becoming immediately exercisable for 6 months following the later of his retirement date and the date of termination of the Chalmers Consulting Agreement (defined below) (unless they earlier expire by their terms), all of his RSUs will automatically vest and be settled, all of his SARs will be exercisable during the 270-calendar day period following the later of his retirement date and the date of termination of the Chalmers Consulting Agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met, and he shall be eligible to receive his full short term incentive plan and long term incentive plan awards granted in the year of the termination of employment.

Upon termination of Mr. Chalmers’s employment because of his retirement on the Chalmers Planned Expiration Date, his resignation for good reason or the Company’s termination of his employment without just cause, Mr. Chalmers and the Company will enter into a consulting agreement, in the form attached as Exhibit B to the Chalmers Agreement (the “Chalmers Consulting Agreement”), in order to make Mr. Chalmers available for a period of time to aid in the transition of his duties to a successor employee. The Chalmers Consulting Agreement shall be entered into at least ten days before the Chalmers Planned Expiration Date and will become effective on the date immediately following the Chalmers Planned Expiration Date.

Mr. Chalmers shall be eligible for certain additional bonuses and other consideration in the event he satisfies certain obligations under the Chalmers Agreement. These bonuses and other consideration include the payment of an extension/retention bonus in the amount of $1,000,000 payable on the Chalmers Planned Expiration Date, the payment of a succession bonus in the amount of $1,000,000 on the Chalmers Planned Expiration Date, conditional upon Mr. Chalmers identifying and securing a suitable successor no less than 6 months prior to the Chalmers Planned Expiration Date, and the payment of consideration for a global non-compete for the period of two years after retirement in the form of RSUs having a value of $1,000,000 payable on the Chalmers Planned Expiration Date. Each of these dollar amounts will be adjusted for inflation from the effective date of the amended and restated Chalmers Agreement.

Mr. Chalmers is subject to a non-solicitation agreement, in the form attached as Exhibit C to the Chalmers Agreement, and certain non-competition provisions. During the term of the Chalmers Agreement and of the Chalmers Consulting Agreement, if entered into, and for a period of 12-months after termination of the Chalmers Consulting Agreement, Mr. Chalmers may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company. During the term of the Chalmers Agreement and of the Chalmers Consulting Agreement, if entered into, Mr. Chalmers may not engage in “Competitive Activities” (as defined in the Chalmers Agreement) for any competitive business anywhere within the world.

The foregoing description of the Chalmers Agreement between the Company and Mr. Chalmers is qualified in its entirety by reference to the actual terms of the Chalmers Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

David C. Frydenlund

On April 18, 2024, Mr. Frydenlund entered into an Amended and Restated Employment Agreement (the “Frydenlund Agreement”), effective as of April 10, 2024, pursuant to which Mr. Frydenlund will continue to serve as the Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company. The Frydenlund Agreement has a term ending on October 15, 2026 (the “Frydenlund Planned Expiration Date”) unless Mr. Frydenlund and the Company agree to an extension.

Pursuant to the Frydenlund Agreement, Mr. Frydenlund will receive an annual base salary of US$446,076, subject to review and increase at the discretion of the Company. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 70% of his base salary, and an equity award opportunity during each calendar year with a target value equal to 100% of his base salary.

The Company may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for "good reason" upon occurrence of the events specified in the Frydenlund Agreement.

In the event Mr. Frydenlund's employment is terminated by the Company without just cause or upon a disability, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.0 times the sum of his base salary and the Target Cash Bonus (as defined in the Frydenlund Agreement) for the full year in which the date of termination occurs, plus all accrued obligations, less required withholdings. The estimated amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of US$1,378,782.

In the event of a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under the Frydenlund Agreement, then Mr. Frydenlund will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Frydenlund’s employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Frydenlund’s employment is terminated without just cause or by reason of disability, or Mr. Frydenlund elects to resign for good reason, then all of Mr. Frydenlund’s unvested RSUs will automatically vest and be settled, all of Mr. Frydenlund’s unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable for 90 days following termination, and Mr. Frydenlund’s SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of $1,378,782, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $728,289, totaling $2,107,071, assuming that the triggering event took place on December 31, 2023.

If Mr. Frydenlund retires from the Company on the Frydenlund Planned Expiration Date, all of Mr. Frydenlund’ unvested stock options will automatically vest and become immediately exercisable for 6 months following the later of his retirement date and the date of termination of the Frydenlund Consulting Agreement (defined below) (unless they earlier expire by their terms), all of his RSUs will automatically vest and be settled, all of his SARs will be exercisable during the 270-calendar day period following the later of his retirement date and the date of termination of the Frydenlund Consulting Agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met, and he shall be eligible to receive his full short term incentive plan and long term incentive plan awards granted in the year of the termination of employment.

Upon termination of Mr. Frydenlund’s employment because of his retirement on the Frydenlund Planned Expiration Date, his resignation for good reason or the Company’s termination of his employment without just cause, Mr. Frydenlund and the Company will enter into a consulting agreement, in the form attached as Exhibit B to the Frydenlund Agreement (the “Frydenlund Consulting Agreement”), in order to make Mr. Frydenlund available for a period of time to aid in the transition of his duties to a successor employee. The Frydenlund Consulting Agreement shall be entered into at least ten days before the Frydenlund Planned Expiration Date and will become effective on the date immediately following the Frydenlund Planned Expiration Date.

Mr. Frydenlund shall be eligible for certain additional bonuses and other consideration in the event he satisfies certain obligations under the Frydenlund Agreement. These bonuses and other consideration include the payment of an extension/retention bonus in the amount of $500,000 payable on the Frydenlund Planned Expiration Date, the payment of a succession bonus in the amount of $500,000 on the Frydenlund Planned Expiration Date, conditional upon Mr. Frydenlund identifying and securing a suitable successor no less than 6 months prior to the Frydenlund Planned Expiration Date, and the payment of consideration for a global non-compete for the period of two years after retirement in the amount of RSUs having a value of $500,000 to Mr. Frydenlund payable on the Frydenlund Planned Expiration Date. Each of these dollar amounts will be adjusted for inflation from the effective date of the Frydenlund Agreement.

Mr. Frydenlund is subject to a non-solicitation agreement, in the form attached as Exhibit C to the Frydenlund Agreement, and certain non-competition provisions. During the term of the Frydenlund Agreement and of the Frydenlund Consulting Agreement, if entered into, and for a period of 12-months after termination of the Frydenlund Consulting Agreement, Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company. During the term of the Frydenlund Agreement and of the Frydenlund Consulting Agreement, if entered into, Mr. Frydenlund may not engage in “Competitive Activities” (as defined in the Frydenlund Agreement) for any competitive business anywhere within the world.

The foregoing description of the Frydenlund Agreement between the Company and Mr. Frydenlund is qualified in its entirety by reference to the actual terms of the Frydenlund Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and Mark S. Chalmers dated April 10, 2024.

10.2	Amended and Restated Employment Agreement by and between Energy Fuels Resources (USA) Inc., Energy Fuels Inc., and David C. Frydenlund dated April 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: April 19, 2024	By:	/s/ David C. Frydenlund
David C. Frydenlund
Executive Vice President, Chief Legal Officer and Corporate Secretary